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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 15, 2006

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                 ON BEHALF OF:
                   STRATS(SM) TRUST FOR GOLDMAN SACHS GROUP
                          SECURITIES, SERIES 2004-8
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            (Exact Name of Registrant as Specified in Its Charter)


           Delaware                 333-111858-03                52-2316339
                                     001-32235
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                          28288
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (704) 383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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The STRATS(SM) TRUST FOR GOLDMAN SACHS GROUP SECURITIES, SERIES 2004-8, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-8 in respect of the Trust dated as of June 29, 2004.

Item 8.01. OTHER EVENTS

On February 15, 2006 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Goldman Sachs Group, Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on The Goldman Sachs Group, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-14965. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by The Goldman Sachs Group, Inc. may be accessed on this site. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

    99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2004-8 for February 15, 2006 Scheduled Distribution Date.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Synthetic Fixed-Income Securities, Inc.

                                         By: /s/     Jeremy Swinson
                                             ----------------------
                                         Name:       Jeremy Swinson
                                         Title:      Vice President






Date:  February 15, 2006

                                 EXHIBIT INDEX


Exhibit Number  Description
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     99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2004-8 for February 15, 2006 Scheduled Distribution Date.